Exhibit 99.5

Coeptis Therapeutics Holdings Expands Board of Directors with New Appointments

New directors join Coeptis’ Board following completion of merger with Bull Horn Holdings and advancement to Nasdaq

Wexford, PA, Nov. 2, 2022 – Coeptis Therapeutics Holdings, Inc. (NASDAQ: COEP) (the “Company”), a biopharmaceutical company developing innovative cell therapy platforms for cancer, today announced the appointment of new directors to the Company’s board of directors (the “Board”) following the completion of the previously announced business combination between Coeptis Therapeutics, Inc. and the Company and initiation of trading of the Company’s common stock and public warrants under the trading symbols COEP and COEPW on the Nasdaq Global Market.

The Board is now a seven-member board, four of whom are “independent” in compliance with the Nasdaq independence standards. The Board is now comprised of David Mehalick and Daniel Yerace (who have been board members with Coeptis Therapeutics, Inc. historically), Chris Calise (who was the Chief Financial Officer of the Company prior to the closing of the business combination), and newly added Board members Christopher Cochran, Philippe Deschamps, Tara DeSilva, PhD., and Gene Z. Salkind, MD.

“The expansion of our Board of Directors is a key advancement for Coeptis following the recent completion of the business combination with Bull Horn Holdings Corp. and Coeptis’ emergence as a Nasdaq-traded company,” said Dave Mehalick, President and CEO of Coeptis Therapeutics Holdings. “Our new board members bring to us a wealth of business, financial, clinical development and scientific expertise in support of our vision of becoming a leader in the development of next-generation cell therapy technologies, including SNAP-CAR, which offers the potential to address a range of hematologic and solid tumors.”

About Coeptis Therapeutics Holdings, Inc.

Coeptis Therapeutics Holdings, Inc., together with its subsidiaries including Coeptis Therapeutics, Inc. and Coeptis Pharmaceuticals, Inc., (collectively “Coeptis”), is a biopharmaceutical company developing innovative cell therapy platforms for cancer that have the potential to disrupt conventional treatment paradigms and improve patient outcomes. Coeptis' product portfolio and rights are highlighted by a universal, multi-antigen CAR T technology licensed from the University of Pittsburgh (SNAP-CAR), and a cell therapy technology (CD38-GEAR-NK) and an in vitro diagnostic (CD38-Diagnostic) targeting CD38-related cancers, which Coeptis is developing with VyGen-Bio and leading medical researchers at the Karolinska Institutet. Coeptis' business model is designed around maximizing the value of its current product portfolio and rights through in-license agreements, out-license agreements and co-development relationships, as well as entering into strategic partnerships to expand its product rights and offerings, specifically those targeting cancer. The Company is headquartered in Wexford, PA. For more information on Coeptis visit https://coeptistx.com/.

Cautionary Note Regarding Forward-Looking Statements

This press release and statements of our management made in connection therewith contain or may contain “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. When we use words such as "may," "will," "intend," "should," "believe," "expect," "anticipate," "project," "estimate" or similar expressions that do not relate solely to historical matters, we are making forward-looking statements. Forward-looking statements are not guarantee of future performance and involve significant risks and uncertainties that may cause the actual results to differ materially and perhaps substantially from our expectations discussed in the forward-looking statements. Factors that may cause such differences include but are not limited to: (1) the inability to maintain the listing of the Company’s securities on the Nasdaq Global Market following the business combination; (2) the risk that the business combination disrupts current plans and operations of Company as a result of the consummation of the business combination; (3) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth economically and hire and retain key employees; (4) the risks that the Company’s products in development fail clinical trials or are not approved by the U.S. Food and Drug Administration or other applicable regulatory authorities; (5) costs related to the business combination; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (8) the impact of the global COVID-19 pandemic on any of the foregoing risks and other risks and uncertainties identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The foregoing list of factors is not exclusive. All forward-looking statements are subject to significant uncertainties and risks including, but not limited, to those risks contained or to be contained in reports and other filings filed by the Company with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in the Company’s filings made or to be made with the SEC, which are available for review at www.sec.gov. We undertake no obligation to publicly revise these forward–looking statements to reflect events or circumstances that arise after the date hereof unless required by applicable laws, regulations or rules.

CONTACTS

Coeptis Therapeutics

Investors

Tiberend Strategic Advisors, Inc.

Jon Nugent

205-566-3026

jnugent@tiberend.com

Media

David Schemelia

609-468-9325

dschemelia@tiberend.com

Bill Borden

732-910-1620

bborden@tiberend.com